Exhibit 10.6

独家服务总协议

MASTER EXCLUSIVE SERVICE AGREEMENT

本独家服务总协议(“本协议”)由以下双方于2016年 9 月 16 日在北京订立:

This Master Exclusive Service Agreement(this “Agreement”) is entered into in Beijing as of September 16, 2016 by and among the following parties:

(1)	富勤金控科技发展(北京)有限公司(“富勤金控”)，一家根据中华人民共和国(“中国”)法律在中国北京注册成立的外商独资企业；和

Fortunes Jinkong Technology Development (BeiJing) Co.,Ltd.(the “WFOE”), a wholly foreign-owned enterprise registered in Beijing, the People's Republic of China (“China” or “PRC”),under the laws of China; and

(2)	富勤恒业科技发展(北京)有限公司(“富勤恒业”)，一家根据中国法律在中国北京注册成立的内资公司。

Fortunes Hengye Technology Development (BeiJing) Co., Ltd. (“Hengye”), a domestic company registered in Beijing, China, under the laws of China.

(以上富勤金控、富勤恒业单独称为“一方”，合称为“双方”)。

(Each of the WFOE and Hengye, a “Party”, and collectively the “Parties”).

序言

RECITALS

鉴于，双方有意利用各自的专业能力和资源进一步促进其现有业务，扩大各自的市场份额；以及

WHEREAS, the Parties intend to utilize their respective expertise and resources to further promote their existing business and expand their market share; and

富勤金控及其关联方有意向富勤恒业提供特定服务，富勤恒业同意仅从富勤金控接受该等服务。

the WFOE, together with its affiliates, intends to provide certain services to Hengye; and Hengye agrees to accept such services only from the WFOE.

有鉴于此，基于本协议中包含的各项前提、声明、保证、承诺和约定，双方愿意受其约束，并达成如下约定：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	提供服务

Provision of Services

1.1	依据本协议规定的条款和条件，富勤恒业 (“接受服务方”) 特此不可撤销地委任和指定富勤金控作为其独家服务提供者，提供附件1中列出的技术和业务支持服务。

In accordance with the terms and conditions set forth in this Agreement, Hengye (referred to as the “Service Receiving Party”) hereby irrevocably appoints and designates the WFOE as its exclusive service provider to provide the technical and business support services as set forth in Schedule 1.

1.2	在本协议期间，接受服务方未经富勤金控书面同意不得直接或间接地从第三方获取与本协议项下服务相同或相似的服务，亦不得同任何第三方签订类似的服务协议。

During the term of this Agreement, the Service Receiving Party shall not, without the WFOE’s written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party.

2.	富勤金控指定服务提供者的权利，工作说明

WFOE’s Power to Designate Service Provider, Statement of Work

2.1	富勤金控有权依其完全自主判断自行指定并委任任何其关联方 (与富勤金控合称“服务提供者”) 提供本协议第一条中规定的任何服务。

The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE (together with the WFOE, the “Service Providers”) to provide any and all services set forth in Section 1 hereof.

2.2	服务提供者应与接受服务方通过一个或多个单独的服务协议 (“服务协议”) 在附件1规定的范围之内确定具体的服务内容。

Service Providers shall determine the specific contents of services within the scope listed in Schedule 1 with the Service Receiving Party in one or more separate service agreements (each, a “Service Agreement”).

3.	服务费和支付

Service Fee and Payment

3.1	富勤金控依其合理判断自主决定接受服务方须支付的服务费和适当的支付方式。本协议附件1规定了服务费的计算和支付方式。

The WFOE shall have the right to determine, at its reasonable discretion, the service fee and proper payment manners for the Service Receiving Party. The calculation and payment manners of the service fee are stipulated in Schedule 1of this Agreement.

3.2	若富勤金控依其合理判断自主认定服务费计算方式不再于本协议期间内适用，富勤金控有权随时在提前10天书面通知接受服务方后调整费用。

If the WFOE, in its reasonable discretion, determines that the fee calculation mechanism specified shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, the WFOE shall have the right to adjust the fee by giving a 10-day written notice to the Service Receiving Party.

3.3	接受服务方应促使接受服务方的股东以其持有的接受服务方股权向富勤金控提供质押担保，以保证本协议项下接受服务方须支付的服务费得到支付。

The Service Receiving Party shall procure its shareholders to pledge all of the equity interest of the Service Receiving Party held by such shareholders in favor of the WFOE to secure the service fee payable by the Service Receiving Party under this Agreement.

4.	知识产权

Intellectual Property Rights

4.1	本协议履行过程中开发的任何知识产权 (包括但不限于版权、商标、专利、技术秘密和专门知识) 归服务提供者所有，除本协议另有明确规定，接受服务方不享有任何与知识产权有关的权利。

Any intellectual properties developed by performance of this Agreement, including but not limited to copyrights, trademarks, patents, technical secrets, and knowhow, belong to the Service Providers, and the Service Receiving Party shall enjoy no rights where they relate to intellectual properties other than those expressly provided herein.

4.2	若一项开发是基于接受服务方所有的知识产权，接受服务方应确保并保证该知识产权无瑕疵，且其须就该知识产权的瑕疵对服务提供者产生的全部损害和损失承担责任。若服务提供者因此向第三方承担任何责任，服务提供者有权就其全部损失从接受服务方处获得偿付。

If a development is based on the intellectual properties owned by the Service Receiving Party, the Service Receiving Party shall warrant and guarantee that such intellectual properties are flawless, and the Service Receiving Party shall bear all damages and losses suffered by the Service Providers due to or arising from any flaw of such intellectual properties. If the Service Providers are to bear any liabilities to any third party thus caused, they have the right to recover all of their losses from Service Receiving Party.

4.3	双方同意，本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

5.	富勤金控的财务支持

WFOE’s Financing Support

5.1	为确保接受服务方业务运营的现金流需求和/或为抵消接受服务方业务运营中累积的任何损失，富勤金控将会在中国法律允许的范围内由其自身或通过其指定的其他方向接受服务方提供财务支持。富勤金控可以以银行委托贷款或其他中国法律允许的方式向接受服务方提供财务支持。就上述财务支持事宜，双方应另行签署相关协议予以约定。

To ensure that the cash flow requirements with regard to the business operations of the Service Receiving Party are met and/or to set off any loss accrued during such operations, the WFOE shall, to the extent permissible under PRC law, through itself or its designated person, provide financial support to the Service Receiving Party. The WFOE’s financing support to the Service Receiving Party may take the form of bank entrusted loans or other forms permitted under PRC law. Agreements for such financing support shall be executed separately.

6.	陈述和保证

Representations and Warranties

6.1	富勤金控特此作出如下陈述和保证:

The WFOE hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的一家外商独资企业；

It is a wholly foreign-owned enterprise duly incorporated and validly existing under PRC law;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权，并已从第三方和政府部门获得必要的同意及批准。富勤金控签署并履行本协议不会违反法律或对其有约束力的合同；及

Its execution and performance of this Agreement are within its corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents and approvals from any third parties and government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and

(c)	本协议一经签署即构成对富勤金控合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of the WFOE enforceable against the WFOE in accordance with its terms.

6.2	接受服务方特此作出如下陈述和保证：

The Service Receiving Party hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的法人；

It is a legal person duly incorporated and validly existing under PRC law;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权，并已从第三方和政府部门获得必要的同意及批准。其签署并履行本协议不会违反法律或对其有约束力的合同；及

Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents and approvals from any third parties and government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and

(c)	本协议一经签署即构成对接受服务方合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of the Service Receiving Party enforceable against the Service Receiving Party in accordance with its terms.

7.	保密条款

Confidentiality

7.1	接受服务方同意对就履行本协议而获得的机密数据和信息 (合称“保密信息”) 尽力采取各种合理措施予以保密。非经富勤金控的书面同意，接受服务方不得向任何第三方披露、提供或转让该等保密信息。一旦本协议终止，接受服务方应根据富勤金控要求立即将载有保密信息的任何文件、资料或软件归还富勤金控，或予以销毁，并从所有相关记忆装置中删除所有保密信息，且不得继续使用这些保密信息。

The Service Receiving Party agrees to take all reasonable steps to protect and maintain the confidentiality of the confidential data and information received by the Service Receiving Party in connection with the performance of this Agreement (collectively, the “Confidential Information”). The Service Receiving Party shall not disclose, give or transfer any Confidential Information to any third party without the WFOE’s prior written consent. Upon termination of this Agreement, the Service Receiving Party shall, at the WFOE’s request, immediately return any and all documents, information or software containing any of such Confidential Information to the WFOE or destroy it, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.

7.2	双方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

8.	生效日和期限

Effective Date and Term

8.1	本协议于文首所载之日签署并生效。

This Agreement shall be signed and take effect as of the date first set forth above.

8.2	除非按本协议规定终止，本协议永久有效。尽管有上述约定：(1) 富勤金控有权随时以提前三十(30) 日书面通知富勤恒业的方式终止本协议，富勤恒业无权终止本协议；并且 (2) 根据《独家购股权协议》，如富勤恒业之全部股权已转让给富勤金控和/或富勤金控指定的第三方，本协议于该等转让完成时终止。

This Agreement shall remain effective unless terminated as provided herein. Notwithstanding the foregoing provisions: i) the WFOE shall have the right to terminate this Agreement at any time with a written notice to Hengye given thirty (30) days in advance, whereas Hengye shall not have the right to terminate this Agreement; and ii) This Agreement shall be terminated upon completion of the transfer of all the equity interest of Hengye to the WFOE and/or a third party designated by the WFOE pursuant to the Exclusive Option Agreement.

8.3	本协议由于任何原因提前终止或期满并不免除任何一方在本协议终止日或期满日前到期的本协议项下所有款项的支付义务(包括但不限于本协议所规定的任何服务费)，也不免除任何一方在本协议项下的补偿或保证义务或者在本协议终止前的任何违约责任。此外，本协议提前终止时，富勤恒业应向富勤金控支付为了有条不紊地终止正在进行的服务以及遣散和重新调配投入该服务的人力资源和资本资源而进行的任何合理和必要的活动而直接或间接产生的一切费用。

The payment obligations hereunder accrued at or before termination of this Agreement shall not be exempted due to any early termination or expiration hereof (including but not limited to the service fee and reimbursed expense stipulated herein), and no Party hereto shall be exempted from any indemnity or undertaking obligation hereunder, or any responsibility for its breach of this Agreement before termination hereof. In addition, in the event of early termination hereof, Hengye shall make full payment to the WFOE of all expenses directly or indirectly arising out of any reasonable and necessary actions for the purpose of systematical terminating the on-going services and re-deploying the manpower resources and capital resources.

9.	管辖法律

Governing Law

本协议依中国法律解释，受中国法律管辖。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

10.	争议解决

Dispute Resolution

10.1	因本协议产生或与本协议相关的任何争议或主张应由富勤金控与富勤恒业通过友好协商的方式解决。如果富勤金控和富勤恒业双方未能解决争议，应将争议提交到北京仲裁委员会(“仲裁委”)，由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为北京，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对双方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the WFOE and Hengye in good faith through negotiations. In case no resolution can be reached by the WFOE and Hengye, such dispute shall be submitted to the Beijing Arbitration Commission (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Beijing, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon both Parties.

10.2	在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，双方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由双方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for its own expenses in connection with resolving any dispute, but the arbitration fees shall be shared equally.

11.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文和中文书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务或发送传真的形式发送到另一方不时指定的收件地址。通知被视为正式送达的日期，应按如下方式确定：(a) 专人递送的通知，专人递送当日即视为已实际送达；(b) 用信函发出的通知，则在邮资付讫的航空挂号信寄出日(依邮戳为准) 后的第十 (10) 天，即视为已实际送达，或在送交国际认可的专递服务机构后的第四 (4) 天，即视为已实际送达；以及 (c) 用传真发送的通知，在有关文件的传送确认单上所显示的接收时间，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of the other party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon receipt as evidenced by the time shown in the transmission confirmation for the relevant documents.

12.	损害和赔偿

Indemnities and Remedies

12.1	如一方存在以下情形，则该方应就该等情形给另一方造成的损失、损害、责任、被索赔损失等(包括合理的律师费，“损失”) 依照另一方的要求立即予以赔偿，以使另一方免受损失：(i) 该一方在本协议中所作的任何陈述或保证不真实、不准确或不完整，或者 (ii) 该一方违反了其在本协议中所作的任何陈述或保证，或者 (iii) 该一方违反了其在本协议中任何约定或承诺；但如果另一方遭受的损失系由于该另一方或该另一方的董事、管理人员、雇员或者代理人自身的故意行为不当、违反法律、违约行为、重大过失造成的，则违约方无需对另一方予以赔偿。

Either Party shall forthwith on demand indemnify and hold harmless the other Party against any claim, loss, liability or damage (including reasonable legal fees, “Loss”) which the other Party shall suffer due to any of the following circumstances: (1) any of the representations or warranties herein made by such Party is untrue, inaccurate or incomplete, or (2) such Party breaches any of its representations or warranties herein, or (3) such Party breaches any covenant or undertaking herein; provided that neither Party shall be liable to indemnify the other Party for any Loss to the extent that such Loss arises from the willful misconduct, breach of applicable law, regulation or contractual obligation or from the material negligence of the other Party or its directors, officers, employees, or agents.

12.2	双方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

13.	转让

Assignment

13.1	未经富勤金控事先书面同意，接受服务方不得将其在本协议项下的权利和义务转让给任何第三方。

The Service Receiving Party shall not assign any of its rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.

13.2	富勤恒业在此同意，富勤金控可转让其在本协议项下的权利和义务。富勤金控仅需就该转让向富勤恒业发出书面通知。

Hengye hereby agrees that the WFOE may assign its rights and obligations under this Agreement, only subject to a written notice to Hengye.

13.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定(明示和默示的) 均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

14.	可分割性

Severability

如果本协议项下的任何条款因与有关法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性、合法性和可强制执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15.	修改或补充

Amendment or Supplement

本协议的任何修改或补充须由双方以书面形式作出。经双方正式签署的修改或补充构成本协议的组成部分，具有与本协议同等的法律效力。

Any amendment or supplement to this Agreement shall be made by the Parties in writing. The amendments or supplements duly executed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

16.	税费

Taxes and Fees

在编制、签署和履行本协议的过程中，各方应分别支付依据中国法律征收或发生的全部税款、支出和费用。

Each Party shall respectively pay any tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation, execution and performance of this Agreement.

17.	文本

Counterparts

本协议由协议双方签署两(2) 份原件，双方各执一(1) 份，所有原件具有同等法律效力。本协议可以一份或多份副本形式签署。

This Agreement shall be executed in two (2) originals by both Parties, with each of the WFOE and Hengye holding one (1) original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

18.	语言

Languages

本协议以英语和中文书就，英文和中文文本具有同等法律效力。英文文本和中文文本有任何不一致的约定，以中文文本的相应内容为准。

This Agreement is written in English and Chinese. Both language versions shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

[后附签字页Signature page follows]

有鉴于此，双方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

富勤金控科技发展  (北京) 有限公司

Fortunes Jinkong Technology Development (BeiJing) Co., Ltd.

授权代表 (Authorized Representative)： /s/ Huaishan Cao                    .

富勤恒业科技发展 (北京) 有限公司

Fortunes Hengye Technology Development (BeiJing) Co., Ltd.

授权代表(Authorized Representative)： /s/ Xinglaing LI                     .

SCHEDULE 1

附件1

CONTENTS OF SERVICE, CALCULATION AND PAYMENT OF THE SERVICE FEE

服务内容，服务费的计算和支付

1.	服务内容

Contents of Service

1.1	提供员工职业和岗前培训服务；

Providing occupation and pre-occupation staff training services；

1.2	提供公关服务；

Providing public relation services；

1.3	提供市场调查、研究和咨询服务；

Providing market investigation, research and consulting services；

1.4	提供中短期市场开发、市场规化服务；

Providing mid or short-term market development and market planning services；

1.5	提供人力资源管理和内部信息管理；

Providing human resource management and internal information management；

1.6	提供网络开发、升级和日常维护，且/或

Providing network development, upgrade and daily maintenance, and/or

1.7	富勤金控根据业务需要和服务提供者的能力不定期决定提供的其他服务。

Other services determined from time to time by the WFOE according to the need of business and capacity of the Service Providers.

2.	服务费的计算和支付

Calculation and Payment of Service Fee

2.1	本协议项下的服务费应为接受服务方100%的合并利润总额。尽管有上述约定，富勤金控可以根据下述第2.2条的规定并参考接受服务方运营资本的需要自行调整服务费的金额。接受服务方应接受该调整。

The service fee shall be equal to 100% of the consolidated net profits of the Service Receiving Party. Notwithstanding the foregoing provision, the WFOE may adjust the service fee at its sole discretion in accordance with provision of Clause 2.2 below and with reference to the working capital requirements of the Service Receiving Party. The Service Receiving Party shall accept such adjustments.

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2.2	富勤金控应向富勤恒业发出服务费数额的书面确认，服务费的具体数额由富勤金控考虑下列因素后确定：

The specific amount of such fee shall be determined by WFOE after taking account of the following factors, and WFOE shall send Hengye written confirmations with respect to the amounts of the service fee:

(a)          服务提供者提供服务的技术难度和复杂程度；

The technical difficulty and complexity of the services provided by the Service Providers;

(b)          服务提供者的雇员就该服务花费的工时；

The time spent by employees of the Service Providers concerning the services;

(c)          服务提供者提供服务的内容和商业价值；

The contents and commercial value of the services provided by the Service Providers;

(d)          市场上类似服务的基准价格。

The benchmark price of similar services in the market.

2.3	服务提供者按年计算服务费并将向接受服务方开具相应的发票。接受服务方应在收到发票后10个工作日之内向服务提供者指定的银行账户支付服务费，并在支付后10 个工作日之内将付款凭证副本以传真或邮件发送给服务提供者。服务提供者应在收到服务费后10个工作日之内发出收据。尽管有上述约定，富勤金控可以自行调整服务费的支付时间和支付方式。接受服务方应接受该调整。

The Service Providers will calculate service fee payable on a yearly basis and send to the Service Receiving Party corresponding invoices. The Service Receiving Party shall pay the fee to the bank account designated by the Service Providers within 10 business days after receipt of such invoices, and send a copy of the remittance certificate by facsimile or mail to the Service Providers within 10 business days after payment. The Service Providers shall issue a receipt within 10 business days after receipt of the service fee. Notwithstanding the foregoing provisions, the WFOE may adjust the time and method of the payment of service fee at its sole discretion. The Service Receiving Party shall accept such adjustments.

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